                                                                   EXHIBIT 99.7

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.         CASE NUMBER:  01-10964 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JULY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached July Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
--------------------
Steve Moeller
Director, Accounting

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.         CASE NUMBER:  01-10964 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JULY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1                 Summary of Bank and Investment Accounts

Attachment 2                 Schedule of Receipts and Disbursements

Attachment 3                 Bank and Investment Account Statements

Attachment 4                 Income Statement

Attachment 5                 Balance Sheet

Attachment 6                 Summary of Due To/Due From Intercompany Accounts

Attachment 7                 Accounts Receivable Aging

Attachment 8                 Accounts Payable Detail

Attachment 9                 Notes to July Monthly Operating Report

                                      Summary Of Bank And Investment Accounts                 Attachment 1
                                      ---------------------------------------
                                        Delta Queen Coastal Voyages, L.L.C.
                                        -----------------------------------
Summary                                       Case No: 01-10964 (JCA)                            UNAUDITED
                                              -----------------------
Delta Queen Coastal Voyages, LLC              For Month Of July, 2002
                                              -----------------------

                                              Balances
                                    ----------------------------    Receipts &       Bank
                                       Opening        Closing      Disbursements  Statements      Account
Account                             As Of 7/01/02  As Of 7/31/02     Included      Included     Reconciled
-------                             -------------  -------------   -------------  ----------    ----------
No Bank Or Investment                     NA            NA              NA            NA            NA
Accounts

                                                            Receipts & Disbursements                        Attachment 2
                                                            ------------------------
                                                       Delta Queen Coastal Voyages, L.L.C.
                                                       -----------------------------------
Summary                                                      Case No: 01-10964 (JCA)
                                                             -----------------------
Delta Queen Coastal Voyages, LLC                             For Month Of July, 2002
                                                             -----------------------
Attach 2



       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                                                  Concentration & Investment Account Statements             Attachment 3
                                                  ---------------------------------------------
                                                       Delta Queen Coastal Voyages, L.L.C.
                                                       -----------------------------------
Summary                                                      Case No: 01-10964 (JCA)
                                                             -----------------------
Delta Queen Coastal Voyages, LLC                             For Month Of July, 2002
                                                             -----------------------
Attach 3



          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                           Date: 14-AUG-02 16:54:53
INCOME STATEMENT - ATTACHMENT 4                Page: 1
Current Period: JUL-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)
                                               PTD-Actual
                                               31-Jul-02
                                               ---------
Revenue
Gross Revenue                                       0.00
Allowances                                          0.00
                                               ---------
Net Revenue                                         0.00

Operating Expenses
Air                                                 0.00
Hotel                                               0.00
Commissions                                         0.00
Onboard Expenses                                    0.00
Passenger Expenses                                  0.00
Vessel Expenses                                     0.00
Layup/Drydock Expense                               0.00
Vessel Insurance                                    0.00
                                               ---------
Total Operating Expenses                            0.00

                                               ---------
Gross Profit                                        0.00

SG&A Expenses
Sales & Marketing                                   0.00
Start-Up Costs                                      0.00
                                               ---------
Total SG&A Expenses                                 0.00

                                               ---------
EBITDA                                              0.00

Depreciation                                        0.00

                                               ---------
Operating Income                                    0.00

Other Expense/(Income)
Interest Income                                     0.00
Equity in Earnings for Sub                     (2,652.71)
Reorganization expenses                             0.00
                                               ---------
Total Other Expense/(Income)                    2,652.71

                                               ---------
Net Pretax Income/(Loss)                       (2,652.71)

Income Tax Expense                                  0.00

                                               ---------
Net Income/(Loss)                              (2,652.71)
                                               =========

AMCV US SET OF BOOKS                                  Date: 14-AUG-02 17:03:51
BALANCE SHEET - ATTACHMENT 5                          Page: 1
Current Period: JUL-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)
                                                  YTD-Actual             YTD-Actual
                                                  31-Jul-02              22-Oct-02
                                                --------------         --------------
ASSETS

Cash and Equivalent                                       0.00                   0.00

Restricted Cash                                           0.00                   0.00

Accounts Receivable                                       0.00                   0.00

Inventories                                               0.00                   0.00

Prepaid Expenses                                          0.00                   0.00

Other Current Assets                                      0.00                   0.00

                                                --------------         --------------
Total Current Assets                                      0.00                   0.00


Fixed Assets                                              0.00                   0.00

Accumulated Depreciation                                  0.00                   0.00

                                                --------------         --------------
Net Fixed Assets                                          0.00                   0.00


Net Goodwill                                              0.00                   0.00

Intercompany Due To/From                           (412,107.06)           (411,482.06)

Net Deferred Financing Fees                               0.00                   0.00

Net Investment in Subsidiaries                  (95,930,719.10)        (12,652,491.22)

                                                --------------         --------------
Total Other Assets                              (96,342,826.16)        (13,063,973.28)

                                                --------------         --------------
Total Assets                                    (96,342,826.16)        (13,063,973.28)
                                                ==============         ==============

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 17:03:51
BALANCE SHEET - ATTACHMENT 5                           Page: 2
Current Period: JUL-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)
                                                  YTD-Actual             YTD-Actual
                                                  31-Jul-02              22-Oct-02
                                                --------------         --------------
LIABILITIES

Accounts Payable                                          0.00                   0.00

Accrued Liabilities                                       0.00                   0.00

Deposits                                                  0.00                   0.00

                                                --------------         --------------
Total Current Liabilities                                 0.00                   0.00


Long Term Debt                                            0.00                   0.00

Other Long Term Liabilities                      (2,896,625.10)         (2,896,625.10)

                                                --------------         --------------
Total Liabilities                                (2,896,625.10)         (2,896,625.10)


Liabilities Subject to Compromise                         0.00                   0.00


OWNER'S EQUITY

Common Stock                                              0.00                   0.00

Add'l Paid In Capital                                     0.00                   0.00

Current Net Income (Loss)                       (82,584,556.77)         (6,703,754.04)

Retained Earnings                               (10,861,644.29)         (3,463,594.14)

                                                --------------         --------------
Total Owner's Equity                            (93,446,201.06)        (10,167,348.18)

                                                --------------         --------------
Total Liabilities & Equity                      (96,342,826.16)        (13,063,973.28)
                                                ==============         ==============

Delta Queen Coastal Voyages, L.L.C.                    ATTACHMENT 6                                          01-10964 (JCA)
                                         Summary List of Due To/Due From Accounts
                                            For the Month Ended July 31, 2002

                                                                 BEGINNING                                      ENDING
AFFILIATE NAME                                CASE NUMBER         BALANCE         DEBITS       CREDITS         BALANCE
--------------                                -----------       -----------       ------       -------       -----------
American Classic Voyages Co.                    01-10954        (934,299.38)        --           --          (934,299.38)
AMCV Cruise Operations, Inc.                    01-10967         190,721.38         --           --           190,721.38
The Delta Queen Steamboat Co.                   01-10970         911,198.96         --           --           911,198.96
Great AQ Steamboat, L.L.C                       01-10960        (144,264.37)        --           --          (144,264.37)
Great Pacific NW Cruise Line, L.L.C             01-10977        (118,887.26)        --           --          (118,887.26)
Great River Cruise Line, L.L.C                  01-10963         (18,978.71)        --           --           (18,978.71)
Great Ocean Cruise Line, L.L.C                  01-10959         (85,950.95)        --           --           (85,950.95)
Cape Cod Light, L.L.C                           01-10962           5,738.80         --           --             5,738.80
Cape May Light, L.L.C                           01-10961        (217,385.53)        --           --          (217,385.53)
                                                                -----------       ------       -------       -----------
                                                                (412,107.06)        --           --          (412,107.06)
                                                                ===========       ======       =======       ===========

                      Delta Queen Coastal Voyages, L.L.C.
                                 01-10964 (JCA)




                            Accounts Receivable Aging
                               As of July 31, 2002







                                  Attachment 7


                                 Not Applicable

                       Delta Queen Coastal Voyages, L.L.C.
                                 01-10964 (JCA)




                             Accounts Payable Detail
                               As of July 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.          CASE NUMBER: 01-10964 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JULY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JULY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.